UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2024 (April 26, 2024).

CLEAN ENERGY TECHNOLOGIES, INC.

(Exact name of Company as specified in its charter)

Nevada	001-41654	20-2675800
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1340 Reynolds Avenue, Unit 120

Irvine, CA 92614

(Address of principal executive offices)

Phone: (949) 273-4990

(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CETY	Nasdaq

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2024, the board of directors (the “Board”) of Clean Energy Technologies, Inc. (the “Company”) accepted the resignation of Mr. Matthew Smith as a director of the Company, effective immediately. Mr. Smith is resigning for personal reasons and there were no disagreements between Mr. Smith and the Company.

On April 26, 2024, the Board approved Mr. Xiaotian Xiao to the Board and his appointment as a member of the Audit Committee of the Board, effective immediately.

Mr. Xiaotian Xiao currently serves as the equity investment partner at Gold Endavor Capital covering the investments in the new energy and robotic/automobile industry. Prior to that, he was the special assistant to chairman at Hybrid Kinetic Motors (1188.HK) from May 2015 to August 2020, and the chief operation officer at Yegiaro Group, a subsidiary of Hybrid Kinetic Motors, from May 2015 to August 2020. Mr. Xiao received his Master of Business Administration degree from the Marshal School of Business, University of Southern California in 2015.

There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Xiao or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Xiao and any of the Company’s directors or executive officers. The appointment of Mr. Xiao was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity. Mr. Xiao has not entered into any material plan, contract or arrangement with the Company in connection with his appointment as a member of the Board either.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Energy Technologies, Inc.

/s/ Kambiz Mahdi
By:	Kambiz Mahdi
Chief Executive Officer

Date:	May 1, 2024